PRIOR YEAR TAX REBATE	12 Months Ended
Dec. 31, 2019
Disclosure Of Prior Year Tax Rebate [Abstract]
PRIOR YEAR TAX REBATE [Text Block]

24. PRIOR YEAR TAX REBATE

During the second quarter of 2019, the Corporation filed for a tax rebate of $6,027, net of fees, related to prior years and was accepted by the tax authorities. The amount was included as a reduction of direct cost of revenue in the consolidated statements of comprehensive income. The related receivable and associated fees payable are recorded in accounts receivable and accounts payable and accrued liabilities in the consolidated statements of financial position, respectively. Subsequent to year end, the Corporation received the tax rebate from the tax authorities.